UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 19, 2025
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events

Secured Notes Offering
On March 19, 2025, Bausch Health Companies Inc. (the “Company”) issued a press release announcing that its indirect wholly-owned subsidiary, 1261229 B.C. Ltd. (the “Issuer”) launched an offering of $4.0 billion aggregate principal amount of new senior secured notes due 2032 (the “Notes”). The Company plans to offer the Notes in the United States to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) that are also qualified purchasers within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The Company plans to use the net proceeds from the offering of the Notes, together with the proceeds of a new term loan facility (the “New Term Loan Facility”), (i) to repay in full and terminate the Company’s secured term loan facility maturing in 2027 (“BHC Existing Term Loan Facility”), (ii) to redeem all of the Company’s outstanding 5.500% Senior Secured Notes due 2025 (the “2025 Secured Notes”), its 9.000% Senior Notes due 2025 (the “2025 Unsecured Notes” and, together with the 2025 Secured Notes, the “2025 Notes”), its 6.125% Senior Secured Notes due 2027 (the “6.125% 2027 Notes”) and its 5.750% Senior Secured Notes due 2027 (the “5.750% 2027 Notes” and, together with the 6.125% 2027 Notes, the “2027 Notes” and, cumulatively with the 2025 Notes, the “BHC Existing Notes”), (iii) to fund the redemption of its indirect subsidiary’s 9.000% Senior Secured Notes due 2028 (the “HoldCo Notes” and, collectively, with the BHC Existing Notes, the “Existing Notes”), (iv) to pay related fees, premiums and expenses and (v) for general corporate purposes. The Company also issued a press release under Rule 135c under the Securities Act relating to the offering of Notes, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy any securities, or an offer to purchase, or a solicitation of an offer to sell any securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.
New Credit Facilities
Also, on March 19, 2025, the Company launched the syndication of new senior secured credit facilities expected to consist of (i) a five-year senior secured revolving credit facility in an amount of at least $400 million (the “New Revolving Facility”) and (ii) a $3,400 million 5.5-year secured term loan B facility (the “New Term Loan Facility,” and together with the New Revolving Facility, the “New Senior Secured Credit Facilities”) through the Issuer. The obligations under the New Senior Secured Credit Agreement will be pari passu with the Notes.
The foregoing is qualified by reference to the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.
Redemption of Existing Notes
Additionally, on March 19, 2025, the Company or a subsidiary of the Company, as applicable, delivered a notice of conditional redemption for all of the Existing Notes at the redemption prices specified in the applicable indentures, plus accrued and unpaid interest, if any, to, but not including, the redemption date of the applicable series of Existing Notes (each, a “Redemption Date”). The Redemption Date for the 2025 Notes is April 18, 2025 and the redemption date for each of the 2027 Notes and the HoldCo Notes is April 4, 2025. The obligation to redeem the Existing Notes is conditioned upon the consummation of the offering of Notes and the funding of the New Term Loan Facility on or before each Redemption Date (which Redemption Date could be delayed in the Company’s sole discretion if this condition is not satisfied pursuant to the terms of the applicable indentures).
On the closing date of the offering of Notes, the Company or a subsidiary of the Company, as applicable, intends to discharge the indentures governing the 2025 Notes. The redemption of the Existing Notes, and the discharge of the

2025 Notes, are each subject to the consummation of the offering of the Notes and the funding of the New Term Loan Facility, as well as certain other customary conditions.
This Current Report on Form 8-K does not constitute a notice of redemption of the Existing Notes. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.
The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1*	Secured Notes Offering Press Release dated March 19, 2025
99.2*	Credit Facilities Press Release dated March 19, 2025
101.SCH*	XBRL Taxonomy Extension Schema Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
____________________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2025

BAUSCH HEALTH COMPANIES INC.

By:	/s/ JEAN-JACQUES CHARHON
Jean-Jacques Charhon
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)